Exhibit 10.1

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement, effective as of May 29, 2014 (this “Agreement”), is among each of the purchasers listed on Schedule 1 (each, a “Purchaser” and collectively, the “Purchasers”) and Azithromycin Royalty Sub LLC, a Delaware limited liability company (the “Issuer”).

PRELIMINARY STATEMENTS:

A. Pursuant to the Indenture dated as of February 21, 2008 (as amended, restated, supplemented or otherwise modified, the “Indenture”), between the Issuer and U.S. Bank, National Association, as trustee (in such capacity, the “Trustee”), the Issuer issued its Azithromycin PhaRMASM Secured 16% Notes due 2019 (collectively, the “Notes”).

B. The Purchasers own all of the issued and outstanding Notes. The Issuer desires to purchase, and each Purchaser desire to sell, the Notes pursuant to the terms and conditions of this Agreement.

AGREEMENT:

In consideration of the foregoing and the mutual agreements contained in this Agreement, the receipt and sufficiency of which are acknowledged, each Purchaser (severally and not jointly) and the Issuer hereby agrees as follows:

1. Purchase and Sale of the Notes.

(a) Upon execution of this Agreement by the Issuer and Purchasers holding 100% of the Notes and the Issuer’s payment to each Purchaser such Purchaser’s pro rata portion of $6,000,000 as set forth for such Purchaser on Schedule 1 (such amount for such Purchaser, the “Purchase Price”) as set forth in this Agreement, the Issuer hereby purchases, and each Purchaser hereby sells (such purchase and sale, the “Note Purchase”), all of the issued and outstanding principal amount of the Notes beneficially owned by such Purchaser, together with all accrued and unpaid interest thereon. Receipt by a Purchaser of the Purchase Price as set forth in this Agreement (a) constitutes the sale, assignment and transfer to the Issuer of all right, title and interest in and to the Notes beneficially owned by such Purchaser, together with all accrued and unpaid interest thereon, and (b) satisfaction of all outstanding obligations of the Issuer under the Indenture.

(b) The Note Purchase date will occur promptly after execution and delivery of this Agreement by the Issuer and each of the Purchasers, such date to be mutually agreed by the parties, but no later than 30 days after the date of this Agreement (the “Purchase Date”). The delivery of the Notes to the Issuer will occur through the facilities of The Depository Trust Company (the “DTC”) pursuant to a DWAC Withdrawal process as set forth in this Agreement.

2. Further Agreements.

(a) On the Purchase Date, the Issuer shall pay the applicable Purchase Price to each Purchaser by the wire transfer of cash pursuant to written instructions provided by such Purchaser. On the Purchase Date, the Issuer shall authorize the Trustee to approve the DWAC Withdrawals for the Notes from the Purchasers with a settlement date of the Purchase Date.

(b) On the Purchase Date, upon receipt of the Purchase Price each Purchaser shall deliver the Notes beneficially owned by it to the Issuer by causing its DTC participant to initiate a DWAC Withdrawal for such Notes with a settlement date of the Purchase Date. Upon the reasonable request of the Issuer or the Trustee, each Purchaser shall execute and deliver additional documents and take such further acts that are reasonably necessary to effect the Note Purchase. No Purchaser shall sell, assign, transfer, pledge, hypothecate or otherwise dispose of or encumber the Notes beneficially owned by it, nor any accrued or unpaid interest thereon, prior to their delivery to the Issuer.

3. Representations.

(a) Each Purchaser represents (severally and not jointly) that, as of the date hereof and as of the Purchase Date, (i) such Purchaser owns the aggregate principal amount of the Notes specified for such Purchaser on Schedule 1, and the accrued and unpaid interest thereon, free and clear of any liens, other encumbrances or adverse claims (“Liens”) other than any Liens (A) arising by operation of applicable law, (B) arising by operation of any organizational documents of the Issuer or the Indenture or (C) created by or imposed by the Issuer (collectively, “Permitted Liens”), (ii) such Notes are held through the book-entry facilities of DTC by the DTC participant listed on the signature page hereto for such Purchaser, (iii) the Notes to be delivered are not subject to any Liens other than Permitted Liens, (iv) the Note Purchase will not result in or require the creation or imposition of any Lien on the Notes other than Permitted Liens, (v) all organizational action on the part of such Purchaser, its officers, directors, managers, shareholders and members necessary for the authorization of the Note Purchase and the authorization, execution, delivery and performance of this Agreement by such Purchaser has been taken, (vi) such Purchaser’s execution, delivery and performance of this Agreement requires no consent of, action by or in respect of, or filing with, any person (except as may be required pursuant to the Indenture), governmental body, agency or official, (vii) such Purchaser has full power and authority to deliver Notes beneficially owned by it, together with all accrued and unpaid interest thereon, in the Note Purchase and (viii) this Agreement is a valid binding agreement, enforceable against such Purchaser in accordance with its terms.

(b) The Issuer represents that, as of the date hereof and as of the Purchase Date, (i) all organizational action on the part of the Issuer, its managers and members necessary for the authorization of the Note Purchase and the authorization, execution, delivery and performance of this Agreement has been taken, (ii) the Issuer’s execution, delivery and performance of this Agreement requires no consent of, action by or in respect of, or filing with, any person, governmental body, agency or official, (iii) the Issuer has full power and authority to enter into this Agreement and to consummate the Note Purchase and (iv) this Agreement is a valid and binding agreement, enforceable against the Issuer in accordance with its terms.

4. Miscellaneous.

(a) (i) Each Purchaser acknowledges that it is a sophisticated qualified institutional investor with extensive expertise and experience in financial and business matters and in evaluating debt securities and purchasing and selling such securities, that none of the Issuer or any of its members, managers, employees, affiliates, agents or other related persons (together with the Issuer, the “Issuer Parties” and each, an “Issuer Party”) has given any investment advice or rendered any opinion to such Purchaser regarding the Note Purchase or the value of the Notes, that such Purchaser is not relying on any representation or warranty of any Issuer Party (other than as specifically set forth in Section 3(b)) and that such Purchaser has had access to such information as it has deemed necessary in order to make its decision to participate in the Note Purchase. Each Purchaser has relied upon its own assessment of the Issuer and its analysis of the value, merits and risks of the Notes in making its decision to consummate the Note Purchase.

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(ii) The Issuer acknowledges that it is an accredited investor (as defined in Rule 501 of Regulation D of the Securities Act (as defined below)) with extensive expertise and experience in financial and business matters and in evaluating the Notes and issuing and selling the Notes, that none of the Purchasers or any of their respective members, managers, employees, affiliates, agents or other related persons (together with the Purchasers, the “Purchaser Parties” and each, a “Purchaser Party”) has given any investment advice or rendered any opinion to the Issuer regarding the Note Purchase or the value of the Notes, that the Issuer is not relying on any representation or warranty of any Purchaser Party (other than as specifically set forth in Section 3(a)) and that the Issuer has had access to such information as it has deemed necessary in order to make its decision to participate in the Note Purchase. The Issuer has relied upon its own assessment and analysis of the value, merits and risks of the Notes in making its decision to consummate the Note Purchase and is acquiring the Notes for investment, solely for its own account and without a view to any public resale or other distribution of the Notes in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities law and acknowledges that the Notes have not been offered or sold to it by means of a general solicitation or advertising within the meaning of Rule 502(c) under the Securities Act.

(b) Each Purchaser acknowledges that it has been informed by the Issuer that the Issuer and the Issuer Parties may have in their possession (i) non-public information and information not known to the Purchasers concerning the Issuer or the other Issuer Parties, including information regarding the Issuer’s (or any other Issuer Party’s) business, operations and prospects, and (ii) non-public information specifically relating to the Notes, that if known publicly or by the Purchasers could materially affect the market price and value of the Notes (collectively, the “Issuer Information”), that may be positive or negative. Each Purchaser acknowledges that by entering into the Note Purchase, it will no longer have any interest in the Notes and such Purchase will therefore forego any future appreciation in the value of the Notes.

(c) This Agreement is governed by, and construed in accordance with, the laws of the State of New York. Any legal action or proceeding with respect to this Agreement or the Note Purchase shall be brought in the courts of the State of New York or of the United States located in New York County, New York. By execution and delivery of this Agreement, each Purchaser irrevocably agrees to the jurisdiction of those courts and waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which such Purchaser may now or hereafter have to the bringing of any action or proceeding in such courts in respect of this Agreement or the Note Purchase. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) This Agreement may be executed in counterparts, each of which is deemed an original, and all of which together constitute one and the same instrument. In case any provision in this Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions is not in any way be affected or impaired thereby.

(e) Each party hereto bears all of its legal, accounting and other costs and expenses incident to the negotiation of this Agreement and the performance of the transactions contemplated herein.

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(f) The Issuer acknowledges and agrees that each Purchaser, each of which is a separate legal entity with a different investor population, is acting severally hereunder as if each Purchaser were the signatory of a separate Note Purchase Agreement, and that no Purchaser shall have any liability or responsibility for the other Purchasers in respect of any matter arising hereunder.

(Signature Page(s) Follow)

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Executed, delivered and effective as of the date first written above.

AZITHROMYCIN ROYALTY SUB LLC

By:	InSite Vision Incorporated,
its manager

By:	/s/ Timothy M. Ruane
	Name:	Timothy M. Ruane
	Title:	Chief Executive Officer
	Date:	June 10, 2014

[Signature Page to Note Purchase Agreement]

Executed, delivered and effective as of the date first written above.

NEXPOINT CREDIT STRATEGIES

By:	/s/ Dustin Norris
	Name:	Dustin Norris
	Title:	Asst. Treasurer

DTC Participant: 997
Participant Number: 20997

[Signature Page to Note Purchase Agreement]

Executed, delivered and effective as of the date first written above.

QVT FUND V LP

By:	QVT ASSOCIATES GP LLC,
its general partner

By:	/s/ Tracy Fu
	Name:	Tracy Fu
	Title:	Managing Member

DTC Participant: 573
Participant Number: 10607701

[Signature Page to Note Purchase Agreement]

Executed, delivered and effective as of the date first written above.

QVT FUND IV LP

By:	QVT ASSOCIATES GP LLC,
its general partner

By:	/s/ Tracy Fu
	Name:	Tracy Fu
	Title:	Managing Member

DTC Participant: 573
Participant Number: 10606692

[Signature Page to Note Purchase Agreement]

Executed, delivered and effective as of the date first written above.

QUINTESSENCE FUND LP

By:	QVT ASSOCIATES GP LLC,
its general partner

By:	By:	/s/ Tracy Fu
	Name:	Tracy Fu
	Title:	Managing Member

DTC Participant: 573
Participant Number: 10604381

[Signature Page to Note Purchase Agreement]

Executed, delivered and effective as of the date first written above.

ING BANK N.V.

By:	/s/ Guy David Hugo Thomas
	Name:	Guy David Hugo Thomas
	Title:	Authorized Signatory

By:	/s/ Michael Amos
	Name:	Michael Amos
	Title:	Authorized Signatory

DTC Participant: 2164
Participant Number: 669569

[Signature Page to Note Purchase Agreement]

Executed, delivered and effective as of the date first written above.

PIONEER FLOATING RATE TRUST

By:	PIONEER INVESTMENT MANAGEMENT,
INC., its advisor

By:	/s/ Jonathan D. Sharkey
	Name:	Jonathan D. Sharkey
	Title:	Senior Vice President

DTC Participant: Brown Brothers Harriman
Participant Number: 6165518

[Signature Page to Note Purchase Agreement]

Executed, delivered and effective as of the date first written above.

WDCRK SIP L.P.

By:	/s/ Matthew C. Sandoval
	Name:	Matthew C. Sandoval
	Title:	Managing Director

DTC Participant: 997
Participant Number:

[Signature Page to Note Purchase Agreement]

Executed, delivered and effective as of the date first written above.

MORGAN STANLEY & CO. LLC

By:	/s/ Adam Savarese
	Name:	Adam Savarese
	Title:	Authorized Signatory

DTC Participant: Morgan Stanley & Co. LLC
Participant Number: 050

[Signature Page to Note Purchase Agreement]

SCHEDULE 1

Purchasers; Notes; Purchase Price

Purchaser	Notes (original principal amount)	CUSIP	Purchase Price
QVT Fund V LP	$13,075,000	05478PAA4	$1,307,500
QVT Fund IV LP	$2,400,000	05478PAA4	$240,000
Quintessence Fund LP	$2,228,000	05478PAA4	$222,800
NexPoint Strategies	$15,000,000	05478PAA4	$1,500,000
Pioneer Floating Rate Trust	$9,429,000	05478PAA4	$942,900
Morgan Stanley & Co. LLC	$6,297,000	05478PAA4	$629,700
ING Bank N.V.	$6,000,000	05478PAA4	$600,000
WDCRK SIP L.P.	$5,571,000	05478PAA4	$557,100
Total:	$60,000,000	05478PAA4	$6,000,000